UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2007


                           The Sagemark Companies Ltd.
             (Exact name of Registrant as Specified in its Charter)


          New York                     0-4186                 13-1948169
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)               File No.)            Identification No.)


        1285 Avenue of the Americas, 35th Floor, New York, New York 10019
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 554-4219


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02(a)  Termination of a Material Definitive Agreement.

The disclosures to Item 5.02(b) are incorporated herein by reference thereto.


Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2007, Elizabeth Longton, the Company's Vice President of Operations, notified the Company that she does not intend to renew the January 25, 2005 Employment Agreement between her and the Company (the "Employment Agreement"). In accordance with the terms of the Employment Agreement, either party was entitled to provide notice of intention not to renew the Employment Agreement prior to its January 31, 2008 expiration date, provided that such notice was given at least 180 days prior to such expiration date. In accordance with the terms of the Employment Agreement, the Company is required to pay Ms. Longton on January 31, 2008, the sum of $70,000, representing severance compensation of six months of Ms. Longton's base salary.

Item 8.01     Other Events.

The disclosures to Item 5.02(b) are incorporated herein by reference thereto.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE SAGEMARK COMPANIES LTD.

                                       By:  /s/ RON LIPSTEIN
                                            ------------------------------------
                                            Ron Lipstein, President and
                                            Chief Executive Officer

Date: July 26, 2007


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This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).
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